                                                                  Exhibit (a)(2)

                             LETTER OF TRANSMITTAL

                     TO TENDER AMERICAN DEPOSITARY SHARES,
                         EACH REPRESENTING ONE-HALF OF
                           ONE SHARE OF COMMON STOCK

                                       OF

                              AMWAY JAPAN LIMITED
                       PURSUANT TO THE OFFER TO PURCHASE,
                            DATED NOVEMBER 18, 1999
                                       OF

                                N.A.J. CO., LTD.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE OUTSIDE OF JAPAN AT 12:00 MIDNIGHT,
    NEW YORK CITY TIME, ON DECEMBER 17, 1999, UNLESS THE OFFER IS EXTENDED.

               The Depositary for the Offer outside of Japan is:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

                       By Mail:                                                 By Hand:
        FIRST CHICAGO TRUST COMPANY OF NEW YORK                  FIRST CHICAGO TRUST COMPANY OF NEW YORK
                   CORPORATE ACTIONS                       C/O SECURITIES TRANSFER AND REPORTING SERVICES INC.
                      SUITE 4660                                         ATTN: CORPORATE ACTIONS
                     P.O. BOX 2569                                    100 WILLIAM STREET, GALLERIA
              JERSEY CITY, NJ 07303-2569                                   NEW YORK, NY 10038
                 By Overnight Courier:                                 By Facsimile Transmission:
        FIRST CHICAGO TRUST COMPANY OF NEW YORK                     (201) 324-3402 OR (201) 324-3403
             CORPORATE ACTIONS, SUITE 4660                                Confirm by Telephone:
                 525 WASHINGTON BLVD.                                        (201) 222-4707
                 JERSEY CITY, NJ 07310

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This Letter of Transmittal is to be used only if American Depositary Receipts ("ADRs") evidencing American Depositary Shares ("ADSs") representing shares of Common Stock, no par value, of Amway Japan Limited (the "Common Stock") are to be forwarded herewith unless an Agent's Message (as defined in the Offer to Purchase) is utilized or if delivery of ADSs is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Offer -- Procedure for Tendering Shares" in the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary. Participants in the Amway Corporation Profit-Sharing and 401(k) Plan who wish to have the trustee of such Plan tender ADSs attributable to their accounts may not use this Letter of Transmittal to direct the tender of such ADSs. Participants may only use the separate election form sent to them by the trustee of such Plan. See Instruction 11.

    No alternative, conditional or contingent tenders will be accepted, and no fractional ADSs will be purchased.

    ONLY ADSS MAY BE TENDERED INTO THE OFFER PURSUANT TO THIS LETTER OF TRANSMITTAL. A HOLDER OF COMMON STOCK DESIRING TO ACCEPT THE OFFER SHOULD OBTAIN, OR, IF RESIDENT OUTSIDE OF JAPAN, REQUEST FROM ITS STANDING AGENT IN JAPAN, COPIES OF THE JAPANESE TENDER OFFER EXPLANATORY STATEMENT, THE JAPANESE COUNTERPART OF THE OFFER TO PURCHASE, AND THE TENDER OFFER APPLICATION FORM, THE JAPANESE COUNTERPART OF THE LETTER OF TRANSMITTAL, BY WHICH SUCH HOLDER MAY TENDER COMMON STOCK INTO THE OFFER. HOLDERS OF COMMON STOCK MAY NOT TENDER COMMON STOCK INTO THE OFFER PURSUANT TO THIS LETTER OF TRANSMITTAL. SEE "THE OFFER -- PROCEDURE FOR TENDERING SHARES" IN THE OFFER TO PURCHASE.

--------------------------------------------------------------------------  --------------------------------------------------------
                                                                 DESCRIPTION OF ADSS TENDERED
--------------------------------------------------------------------------  --------------------------------------------------------
             NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                                       ADSS TENDERED
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON ADR(S), IF ANY)             (ATTACH ADDITIONAL LIST IF NECESSARY)
--------------------------------------------------------------------------  --------------------------------------------------------
                                                                                                   TOTAL NUMBER
                                                                                                      OF ADSS            NUMBER OF
                                                                                    ADR             REPRESENTED            ADSS
                                                                                NUMBER(S)*          BY ADR(S)*          TENDERED**
                                                                            ------------------------------------------------------
                                                                            ------------------------------------------------------
                                                                            ------------------------------------------------------
                                                                            ------------------------------------------------------
                                                                            ------------------------------------------------------
                                                                                   TOTAL
--------------------------------------------------------------------------
 *  Need not be completed by holders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all ADSs represented by any ADR delivered to the Depositary are being tendered.
    See Instruction 4.
--------------------------------------------------------------------------

                       DIVIDEND REINVESTMENT PLAN SHARES
                              (SEE INSTRUCTION 12)

To be completed ONLY if shares held in the Shareholder Services Program for Amway Japan Limited (the "Dividend Reinvestment Plan") are to be tendered.

[ ] By checking this box, the undersigned represents that the undersigned is a participant in the Dividend Reinvestment Plan and hereby instructs the Depositary to tender on behalf of the undersigned the following number of Shares credited to the Dividend Reinvestment Plan account of the undersigned:

                               __________ Shares*

* The undersigned understands and agrees that all Shares held in the Dividend Reinvestment Plan account(s) of the undersigned will be tendered if the above box is checked and the space above is left blank.

[ ]CHECK HERE IF TENDERED ADSS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
   DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution

   DTC Account No.

   Transaction Code No.

          NOTE: SIGNATURES MUST BE PROVIDED BELOW AND MAY BE REQUIRED
                               TO BE GUARANTEED.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    The undersigned hereby tenders to the Depositary, on behalf of N.A.J. Co., Ltd., a joint stock corporation (kabushiki kaisha) organized under the laws of Japan (the "Company") and an entity controlled, directly or indirectly, by the DeVos and Van Andel families and certain corporations, trusts and other entities established by or for the benefit of such families, the number of ADSs indicated below, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 18, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, constitutes the "Offer"). Each ADS represents one-half of one share of Common Stock.

    Subject to and effective upon acceptance for payment of and payment for the ADSs tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all the ADSs that are being tendered hereby and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such ADSs, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver ADRs evidencing such ADSs, or transfer ownership of such ADSs on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company and
(b) receive all benefits and otherwise exercise all rights of beneficial ownership of such ADSs, all in accordance with the terms and subject to the conditions of the Offer. The Depositary will act as agent for tendering holders for the purpose of receiving payment from the Company and transmitting payment to the tendering holders.

    The undersigned hereby represents and warrants that the undersigned will, upon request, execute and deliver all additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the ADSs tendered hereby and has read, understands and agrees to be bound by, all the terms and conditions of the Offer.

    The undersigned understands that under certain circumstances set forth in the Offer to Purchase, the Company may amend the Offer or may postpone the acceptance for payment of, or payment for, ADSs tendered or may accept for payment fewer than all of the ADSs tendered hereby. The undersigned understands that tenders of ADSs pursuant to any one of the procedures described in "The Offer -- Procedure for Tendering Shares" in the Offer to Purchase and in the instructions hereto will constitute an agreement by the undersigned to be subject to the terms and conditions of the Offer.

    Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the ADS Purchase Price (as defined in the Offer to Purchase) of any ADSs purchased (less the amount of any U.S. backup withholding and Japanese income tax which may be required to be withheld) and return any ADSs not validly tendered and not purchased, in the name(s) of the undersigned, and in the case of ADSs tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility through which the ADSs were originally tendered. Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," please mail the check for the ADS Purchase Price of any ADSs purchased (less the amount of any U.S. backup withholding and Japanese income tax which may be required to be withheld) and return any ADSs not validly tendered and not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the ADS Purchase Price of any ADSs purchased (less the amount of any U.S. backup withholding and Japanese income tax which may be required to be withheld) and return any ADSs not validly tendered and not purchased in the name(s) of, and deliver such check and any ADRs to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any ADSs from the name(s) of the registered holder(s) thereof, or to order the registration or transfer of such ADSs tendered by book-entry transfer, if the Company does not accept for payment any of the ADSs so tendered.

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 6, 7 AND 8)

        To be completed ONLY if the check for the ADS Purchase Price of ADSs purchased (less the amount of any U.S. backup withholding and Japanese income tax which may be required to be withheld) or ADRs evidencing ADSs not validly tendered and not purchased are to be issued in the name of someone other than the undersigned, or if ADSs delivered by book-entry transfer that are not validly tendered and not purchased are to be returned by credit to an account maintained by a Book-Entry Transfer Facility.

   Issue  [ ] Check     [ ] ADR(s) to:

   Name
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
                          (TAXPAYER IDENTIFICATION NO.
                            OR SOCIAL SECURITY NO.)

   [ ] Credit unpurchased ADSs tendered by book-entry transfer and not purchased to the DTC account set forth below:

   DTC Account Number:
   ------------------------------
          ------------------------------------------------------------

          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 6, 7 AND 8)

        To be completed ONLY if the check for the ADS Purchase Price of ADSs purchased (less the amount of any U.S. backup withholding and Japanese income tax which may be required to be withheld) or ADRs evidencing ADSs not validly tendered and not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown in the box entitled 'Description of ADSs Tendered.'

   Mail  [ ] Check     [ ] ADR(s) to:

   Name
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------

          ------------------------------------------------------------

                                   SIGN HERE
                         (COMPLETE SUBSTITUTE FORM W-9)

          ------------------------------------------------------------

          ------------------------------------------------------------
                            SIGNATURE(S) OF OWNER(S)

   Name(s)
   -------------------------------------------------
                                 (PLEASE PRINT)

   ------------------------------------------------------------

   Capacity (full title)
   --------------------------------------------

   Address
   --------------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   Area Code and Telephone Number:

   ------------------------------------------------------------

   Dated
   ----------------------------------------------                      , 1999

   Taxpayer ID No. or Social Security No.

   ------------------------------------------------------------

   (Must be signed by registered holder(s) exactly as name(s) appear(s) on the ADR(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)
          ------------------------------------------------------------
          ------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED; SEE INSTRUCTIONS 1 AND 6)

   FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE BELOW.

   Authorized Signature:
   -----------------------------------

   Name:
   ----------------------------------------------------

   Title:
   -----------------------------------------------------

   Name of Firm:
   -------------------------------------------

   Address:
   --------------------------------------------------

   Area Code and Telephone Number:

   ------------------------------------------------------------

   Dated
   ----------------------------------------------                      , 1999

          ------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
          SUBSTITUTE               Enter your identification number in the appropriate    Social Security Number OR
           FORM W-9                box. For most individuals, this is your Social         Employer Identification Number
                                   Security Number. If you do not have a number, see      ------------------------------------
                                   How to Obtain a TIN in the enclosed Guidelines.
                                   ----------------------------------------------------------------------------------------------
                                   NOTE:  If the account is in more than one name, see the chart on page 2 of enclosed
                                   Guidelines for guidelines on which number to give the payer.
                                   ----------------------------------------------------------------------------------------------
       DEPARTMENT OF THE           Certificate: Under penalties of perjury, I certify
      TREASURY, INTERNAL           that:
        REVENUE SERVICE            (1) The number shown on this form is my correct
                                       Taxpayer Identification Number (or I am waiting
                                       for a number to be issued to me), and
        PAYER'S REQUEST            (2) I am not subject to backup withholding either      For Payees Exempt From Backup
              FOR                      because I have not been notified by the            Withholding (see enclosed
           TAXPAYER                    Internal Revenue Service ("IRS") that I am         Guidelines)
        IDENTIFICATION                 subject to backup withholding as a result of a
              NO.                      failure to report all interest or dividends, or
                                       the IRS has notified me that I am no longer
                                       subject to backup withholding.

                                   SIGNATURE ------------------------------------
                                   DATED ------------------------------------, 1999
------------------------------------------------------------------------------------------------------------------------------


                                   SIGNATURE ------------------------------------
                                   DATED ------------------------------------, 1999
------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
            FORMING A PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of ADSs) of the ADRs tendered herewith unless such holder(s) have completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such ADSs are tendered for the account of a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is an Eligible Institution. See Instruction 6.

    2. Delivery of Letter of Transmittal and ADSs. This Letter of Transmittal is to be used only if ADRs are to be tendered herewith unless an Agent's Message is utilized or if delivery of ADSs is to be made by book-entry transfer pursuant to the procedures set forth in "The Offer -- Procedure for Tendering Shares" in the Offer to Purchase. For a holder to validly tender ADSs, ADRs evidencing all physically delivered ADSs, or a timely confirmation of a book-entry transfer of all ADSs delivered electronically into the Depositary's account at the Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at its addresses set forth on the front page of this Letter of Transmittal on or prior to the ADS Expiration Date (as defined in the Offer to Purchase). See Instruction 10 and "The Offer -- Procedure for Tendering
Shares -- ADS Book Entry Delivery" and " -- Japanese Tax Consequences" in the Offer to Purchase.

    ONLY ADSS MAY BE TENDERED INTO THE OFFER PURSUANT TO THE LETTER OF TRANSMITTAL. A HOLDER OF COMMON STOCK DESIRING TO ACCEPT THE OFFER SHOULD OBTAIN, OR, IF RESIDENT OUTSIDE OF JAPAN, REQUEST FROM ITS STANDING AGENT IN JAPAN, COPIES OF THE JAPANESE TENDER OFFER EXPLANATORY STATEMENT, THE JAPANESE COUNTERPART OF THE OFFER TO PURCHASE (THE "EXPLANATORY STATEMENT"), AND THE TENDER OFFER APPLICATION FORM, THE JAPANESE COUNTERPART OF THE LETTER OF TRANSMITTAL, BY WHICH SUCH HOLDER MAY TENDER COMMON STOCK INTO THE OFFER. HOLDERS OF COMMON STOCK MAY NOT TENDER COMMON STOCK INTO THE OFFER PURSUANT TO THE LETTER OF TRANSMITTAL. SEE "THE OFFER -- PROCEDURE FOR TENDERING SHARES" IN THE OFFER TO PURCHASE.

    THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING ADRS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED FOR SUCH DOCUMENTS TO REACH THE DEPOSITARY. DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY.

    No alternative, conditional or contingent tenders will be accepted, and no fractional ADSs will be purchased. By executing this Letter of Transmittal (or a manually signed facsimile thereof), the tendering holder waives any right to receive any notice of the acceptance for payment of their ADSs.

    3. Inadequate Space. If the space provided in the box captioned "Description of ADSs Tendered" is inadequate, the ADRs and/or the number of ADSs evidenced by such ADRs and the number of ADSs tendered should be listed on a separate signed schedule and attached hereto.

    4. Partial Tenders (not applicable to holders who tender by book-entry transfer). If fewer than all ADSs evidenced by any ADR delivered to the Depositary are to be tendered, fill in the number of ADSs that are to be tendered in the box entitled "Number of ADSs Tendered." In such case, a new ADR for the remainder of the ADSs evidenced by the old ADR will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, without delay after the ADS Expiration Date or the termination of the Offer as described in "The
Offer -- Acceptance for Payment of Shares and Payment of Purchase Price" in the Offer to Purchase. All ADSs evidenced by ADRs delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. Lost, Destroyed or Stolen ADRs. If any ADR(s) evidencing ADSs has been lost, destroyed or stolen, the ADS holder should promptly notify the Depositary. The ADS holder will then be instructed as to the steps that must be taken in order to replace the ADR(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen ADRs have been followed.

    6. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the ADRs evidencing the ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the ADRs without any change whatsoever.

    If any of the ADSs tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

    If any of the ADSs tendered hereby are registered in different names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of ADRs.

    If this Letter of Transmittal is signed by the registered holder(s) of the ADRs evidencing the ADSs tendered hereby, no endorsement of ADRs or separate stock powers are required unless payment of the ADS Purchase Price (less the amount of any U.S. backup withholding which may be required to be withheld) is to be made, or ADSs not validly tendered and not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such ADRs or stock powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the ADSs tendered hereby, ADRs must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the ADRs evidencing such ADSs. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If this Letter of Transmittal or any ADRs or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

    7. Stock Transfer Taxes. Except as provided in this Instruction, the Company will pay any stock transfer taxes with respect to the sale and transfer of any ADSs to it or its order, pursuant to the Offer. If, however, payment of the ADS Purchase Price (less the amount of any U.S. backup withholding which may be required to be withheld) is to be made to, or ADSs not validly tendered and not purchased are to be returned, in the name of any person other than the registered holder(s), or tendered ADSs are registered in the name of a person other than the name of the person(s) signing this Letter of Transmittal, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the ADS Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom is submitted. See "The Offer -- Acceptance for Payment of Shares and Payment of Purchase Price" in the Offer to Purchase and Instruction 8.

    8. Special Payment and Delivery Instructions. If the check for the ADS Purchase Price (less the amount of any U.S. backup withholding which may be required to be withheld) of any ADSs purchased is to be issued, or any ADSs not validly tendered and not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any ADSs not validly tendered and not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of ADSs tendering ADSs by book-entry transfer may request that ADSs not purchased be credited to such account at the Book-Entry Transfer Facility as such shareholder may designate under "Special Payment Instructions."

    9. United States Federal Income Tax Withholding. Under U.S. federal income tax laws, the Depositary is required to withhold 31% of the amount of any payments made pursuant to the Offer unless certain requirements are satisfied. In order to avoid such withholding, a tendering holder of ADSs must complete the Substitute Form W-9 set forth above and return it to the Depositary, unless the holder is an "exempt recipient" (including, among others, all corporations and certain foreign individuals). In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such holder of ADSs must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if ADSs are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. If the Depositary is not provided with the correct taxpayer identification number and the tendering holder of ADSs is not an exempt recipient, the holder may be subject to both civil and criminal penalties, and payments that are made to such holder pursuant to the Offer may be subject to backup withholding.

    Failure to complete the Substitute Form W-9 will not, by itself, cause ADSs to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained. See "The Offer -- U.S. Federal Income Tax Consequences" in the Offer to Purchase.

    10. Japanese Income Tax Withholding. Any gain derived from the sale of Shares by a non-resident holder (either individual or corporate) which does not have a permanent establishment in Japan in general is not subject to Japanese income tax. However, a non-resident individual holder who (i) both is a resident of the United States under the Convention Between the United States and Japan for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with Respect to Tax on Income dated March 8, 1971 (the "Convention") and is present in Japan for a period of periods aggregating more than 183 days during the taxable year of the sale or (ii) is not a resident of the United States under the Convention (or a resident of any other country with which Japan has a tax treaty which restricts the taxation in Japan of capital gain) and sells the Shares while visiting Japan, may be subject to Japanese income tax with respect to any such gain.

    Any gain derived from the sale of Shares pursuant to the Offer by a non-resident holder (either individual or corporate) which (i) has a permanent establishment in Japan, (ii) does not hold the Shares through said permanent establishment, (iii) is a resident of the United States under the Convention (or is a resident of any other country with which Japan has a tax treaty under which capital gain not attributable to said permanent establishment in general is exempt from Japanese income tax), and (iv) is not otherwise subject to Japanese income tax on such gain under the Convention (or such other treaty) as described above, will not be subject to Japanese income tax. However, any other non-resident holder (either individual or corporate) which has a permanent establishment in Japan may be subject to Japanese income tax with respect to any such gain.

    In the event that Japanese income tax applies to any gain from the sale of Shares, a non-resident individual holder (i) may elect by marking the appropriate box on this Letter of Transmittal to have the Japanese income tax liability satisfied by withholding at the rate of 1.05% of the Purchase Price provided that the holder has a permanent establishment in Japan and the sale of Shares is conducted through a securities company or bank in Japan or otherwise
(ii) must report, on an annual tax return to be filed in Japan, the gain together with gain and losses derived from other securities (if any) during the year and pay Japanese income tax at a rate of 20% on the net gains from such securities. A non-resident corporate holder will be required to report the gain from the sale of Shares pursuant to the Offer as ordinary income on its annual corporate tax return and pay Japanese income taxes at an effective rate of approximately 42%. See "The Offer -- Japanese Tax Consequences" in the Offer to Purchase.

    In the event that a holder does not provide the legal status and residency information requested on the signature page above, or, if requested, satisfactory evidence of such holder's status as an individual, such holder will be treated as a corporation for purposes of Japanese withholding tax.

    11. 401(k) Plan. Participants in the Amway Corporation Profit-Sharing and 401(k) Plan (the "401(k) Plan") who wish to have the 401(k) Plan trustee tender ADSs attributable to their accounts should so indicate by completing, executing and returning the election form included in the materials sent to such participants by the trustee. A participant in the 401(k) Plan may direct the tender of all or a portion of ADSs allocated to the participant's 401(k) Plan account. If a participant's 401(k) Plan ADSs are purchased pursuant to the Offer, the number of ADSs allocated to the participant's 401(k) Plan account will be reduced by the number of such participant's ADSs so purchased. Any 401(k) Plan ADSs tendered but not purchased will be returned to the participant's 401(k) Plan account. Participants in the 401(k) Plan may not use this Letter of Transmittal to direct the tender of ADSs attributable to the participant's 401(k) Plan account, but must only use the separate election form sent to them by the trustee. Participants in the 401(k) Plan are urged to read the separate election form and related materials carefully. See "The
Offer -- Procedure for Tendering Shares -- 401(k) Plan" in the Offer to
Purchase.

    12. Dividend Reinvestment Plan. If a tendering holder desires to have the Depositary tender pursuant to the Offer shares credited to such holder's account under the Dividend Reinvestment Plan, the box captioned "Dividend Reinvestment Plan Shares" should be completed. If a holder authorizes the tender of shares held in the Dividend Reinvestment Plan, all such shares credited to such holder's account(s), including fractional shares, will be tendered, unless otherwise specified in the appropriate space in the box captioned "Dividend Reinvestment Plan Shares." In the event that the box captioned "Dividend Reinvestment Plan Shares" is not completed, no shares held in the tendering holder's account(s) will be tendered. See "The Offer -- Procedure for Tendering Shares -- Dividend Reinvestment Plan" in the Offer to Purchase.

    13. Irregularities. All questions as to the ADS Purchase Price, the deductions to be made from the ADS Purchase Price, the number of ADSs tendered and accepted, the form of documents, and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of ADSs will be determined by the Company in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of ADSs it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in the tender of any particular ADSs, and the Company's interpretations of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of ADSs will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Agents, the Dealer Managers, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

    14. Requests for Assistance or Additional Copies. For holders of ADSs, questions and requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective addresses and telephone numbers set forth below. Additional copies of this Offer to Purchase, the Letter of Transmittal and other related materials may be obtained from the Information Agent or brokers, dealers, commercial banks and trust companies. With respect to the Common Stock, the Company has appointed Nikko Salomon Smith Barney Limited (the "Agent") to act as its sole tender offer agent in Japan. The Agent, in turn, has appointed The Nikko Securities Co., Ltd. as its sub-agent. In addition, Morgan Stanley Dean Witter Japan Limited will act as the sole intermediary securities firm in Japan. For a holder of Common Stock, questions and requests for assistance or for copies of the Explanatory Statement and tender offer application form or English translations thereof may be directed to such holder's standing agent in Japan. Holders of Common Stock may not tender Common Stock into the Offer by executing and delivering the Letter of Transmittal. Common Stock may only be tendered into the Offer in accordance with the terms and conditions of the Explanatory Statement.

            The Information Agent for the Offer outside of Japan is:

                   GEORGESON SHAREHOLDER COMMUNICATIONS INC.
                                17 State Street
                            New York, New York 10004

                  Banks & Brokers Call Collect: (212) 440-9800
                                       or
                   All Others Call Toll-Free: (800) 223-2064

            The Dealer Managers for the Offer outside of Japan are:

            MORGAN STANLEY DEAN WITTER                               J.P. MORGAN & CO.
         Morgan Stanley & Co. Incorporated                            60 Wall Street
                One Financial Place                              New York, New York 10260
             440 South LaSalle Street                         (877) 576-0606 (call toll-free)
              Chicago, Illinois 60605
           (212) 706-4411 (call collect)